 EXHIBIT 99.1

Access Data Consulting Corporation

FINANCIAL STATEMENTS

December 31, 2014 and 2013

WITH

INDEPENDENT auditor's report

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INDEPENDENT AUDITOR'S REPORT

The Board of Directors of

Access Data Consulting Corporation

We have audited the accompanying financial statements of Access Data Consulting Corporation (the "Company"), which comprise the balance sheet as of December 31, 2014 and 2013, and the related statements of income, stockholders' equity and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Access Data Consulting Corporation as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Causey Demgen & Moore P.C.

Denver, Colorado

April 29, 2015, except for Note 4

as to which date is December 17, 2015

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ACCESS DATA CONSULTING CORPORATION
BALANCE SHEET
December 31, 2014 and 2013

	2014	2013
Assets
Current assets:
Cash and cash equivalents	$2,540,689	$4,150,248

Trade accounts receivable, net of allowance for doubtful accounts of $0	3,890,971	3,317,190
Prepaid and other current assets	40,396	96,230

Total current assets	6,472,056	7,563,668
Property and equipment:
Equipment	54,739	50,684
Furniture and fixtures	52,405	53,935
Software	8,377	8,377
Leasehold improvements	-	115,333

	115,521	228,329
Less accumulated depreciation	(84,241)	(194,092)

Net property and equipment	31,280	34,237

Deposits and other assets	18,085	18,085

Total assets	$6,521,421	$7,615,990

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BALANCE SHEET

December 31, 2014 and 2013

	2014	2013
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$397,981	$544,676
Accrued salaries	285,855	246,972
Accrued payroll taxes	-	26,921
Other accrued expenses	22,240	8,964

Total current liabilities	706,076	827,533

Commitments and contingencies (Notes 2, 3 and 4)

Stockholders' equity:
Preferred stock, no par value, 100,000 shares authorized, none issued and outstanding	-	-
Common stock, no par value, 100,000 shares authorized, 75,000 shares issued and outstanding	128,427	128,427
Retained earnings	5,686,918	6,660,030

Total stockholders' equity	5,815,345	6,788,457

Total liabilities and stockholders' equity	$6,521,421	$7,615,990

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ACCESS DATA CONSULTING CORPORATION
STATEMENT OF INCOME
For the Years Ended December 31, 2014 and 2013

	2014	2013

Revenue	$21,167,470	$20,383,143

Operating expenses:
Compensation and benefits	12,421,992	11,583,136
Consulting contract wages	5,497,598	5,620,041
General and administrative	702,581	583,526

Total operating expenses	18,622,171	17,786,703

Net operating income	2,545,299	2,596,440

Other income/(expense):
Interest income	1,383	2,867
Loss on sale of marketable securities	(2,573)	(148)
Loss on disposal of assets	-	(5,536)

Total other income/(expense)	(1,190)	(2,817)

Net income	$2,544,109	$2,593,623

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ACCESS DATA CONSULTING CORPORATION
STATEMENT OF STOCKHOLDERS' EQUITY
For the Years Ended December 31, 2014 and 2013

	Common stock		Retained	Total stockholders'
	Shares	Amount	earnings	equity

Balance, December 31, 2012	75,000	$128,427	$5,318,283	$5,446,710

Net income, year ended
December 31, 2013	-	-	2,593,623	2,593,623

Distributions, year ended
December 31, 2013	-	-	(1,251,876)	(1,251,876)

Balance, December 31, 2013	75,000	128,427	6,660,030	6,788,457

Net income, year ended
December 31, 2014	-	-	2,544,109	2,544,109

Distributions, year ended
December 31, 2014	-	-	(3,517,221)	(3,517,221)

Balance, December 31, 2014	75,000	$128,427	$5,686,918	$5,815,345

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ACCESS DATA CONSULTING CORPORATION
STATEMENT OF CASH FLOWS

For the Years Ended December 31, 2014 and 2013

	2014	2013

Cash flows from operating activities:
Net income	$2,544,109	$2,593,623
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,295	9,832
Loss on disposal of assets	-	5,536
Changes in assets and liabilities:
Trade accounts receivable	(573,781)	287,037
Prepaid expenses and other assets	55,834	(24,260)
Accounts payable	(146,695)	190,571
Accrued expenses	25,238	42,496

Net cash provided by operating activities	1,913,000	3,104,835

Cash flows from investing activities:
Acquisition of property, equipment and software	(5,338)	(19,214)

Net cash used in investing activities	(5,338)	(19,214)

Cash flows from financing activities:
Distributions	(3,517,221)	(1,251,876)

Net cash used in financing activities	(3,517,221)	(1,251,876)

Net increase in cash and cash equivalents	(1,609,559)	1,833,745

Cash and cash equivalents beginning of year	4,150,248	2,316,503

Cash and cash equivalents end of year	$2,540,689	$4,150,248

Supplemental disclosure of cash paid for:
Interest	$-	$-

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ACCESS DATA CONSULTING CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 and 2013

1. Organization and summary of significant accounting policies

Organization:

Access Data Consulting Corporation ("the Company") was incorporated in Colorado on November 18, 1988 for the purpose of providing information technology and staff augmentation services. The Company's services are utilized for the creation and implementation of software specific to its clients' needs. The Company's primary target markets include telecommunications, financial services, governmental and healthcare companies primarily in Colorado.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents:

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts receivable:

The Company calculates the allowance for doubtful accounts based on specific identification of uncollectible accounts. In prior years, write-offs have not been significant. As of December 31, 2014 and 2013, the Company's accounts receivable balances in excess of 90 days past due amounted to $62,193 and $1,556, respectively.

Property and equipment:

Property and equipment are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets as follows:

Equipment	five to ten years
Furniture and fixtures	seven to ten years
Software	three years
Leasehold improvements	lease term

The costs of normal repairs and maintenance are charged to expense as incurred, while substantial renewals which prolong the useful life of the asset are capitalized. Depreciation charged to expense amounted to $8,295 and $9,832 for the years ended December 31, 2014 and 2013, respectively.

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ACCESS DATA CONSULTING CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 and 2013

1. Organization and summary of significant accounting policies (continued)

Fair value of financial instruments:

Cash, accounts receivable, accounts payable and accrued liabilities are carried in the financial statements in amounts which approximate fair value because of the short-term maturity of these instruments.

Investments in marketable securities:

Gains and losses on the sale of marketable securities are recorded on a trade-date basis. All securities held are considered trading securities.

Income taxes:

The Company's stockholders' have elected for the Company to be taxed as an "S Corporation" as provided by the Internal Revenue Code. In general, the corporate income or loss of an S Corporation is allocated to the stockholders for inclusion in their personal federal income tax returns. As the Company has been an "S" corporation since inception, there are no built-in gains tax issues and therefore no uncertain tax positions.

The Company is no longer subject to U.S. Federal income tax examinations for years prior to 2011. The Company is no longer subject to state income tax examinations for years prior to 2010.

Advertising costs:

All costs related to marketing and advertising are expensed in the period incurred. The Company incurred $19,798 and $19,613 in advertising costs for the years ended December 31, 2014 and 2013, respectively.

Revenue recognition:

Revenue generated from development and consulting services, other than that related to fixed-price contracts, is recognized at the time the service is performed.

Revenue from development and consulting services performed under fixed-price contracts is recognized on a percentage-of-completion basis. Revenue from these contracts is recognized in the proportion that costs incurred bear to total estimated costs at completion. Anticipated losses on fixed-price contracts are recognized in the period when the loss becomes evident.

Stock-based compensation:

The Company has adopted the provisions of Accounting and Disclosure of Stock-based Compensation for its employee stock compensation arrangements. Compensation expense is recognized when stock options are granted. During the years ended December 31, 2014 and 2013, the Company did not recognize any equity compensation expense as no options were granted or outstanding.

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ACCESS DATA CONSULTING CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 and 2013

1. Organization and summary of significant accounting policies (continued)

Concentration of credit risk:

Financial instruments which potentially subject the Company to credit risk consist principally of trade receivables and cash. The Company places its cash with a high quality financial institution. At December 31, 2014 and 2013, and at various times during the years ended December 31, 2014 and 2013, the balance exceeded the FDIC limits.

The Company has substantial business relationships with a few large customers. During the years ended December 31, 2014 and 2013, the following companies accounted for 10% or more of the Company's revenue:

	2014	2013
Customer A	42.48%	49.87%
Customer B	16.39%	*
Customer C	11.99%	15.31%
Customer D	*	10.00%

 The following companies accounted for 10% or more of the Company's accounts receivable at December 31, 2014 and 2013:

	2014	2013
Customer A	50.52%	53.99%
Customer B	18.06%	14.48%
Customer E	13.36%	*

Recent accounting pronouncements:

In May 2014, the FASB issued ASU No. 2014-09, "Revenue from Contracts with Customers" ("ASU 2014-09"), which provides guidance for revenue recognition. ASU 2014-09 affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets and supersedes the revenue recognition requirements in Topic 605, "Revenue Recognition," and most industry-specific guidance. This ASU also supersedes some cost guidance included in Subtopic 605-35, "Revenue Recognition- Construction-Type and Production-Type Contracts." ASU 2014-09's core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which a company expects to be entitled in exchange for those goods or services. In doing so, companies will need to use more judgment and make more estimates than under today's guidance, including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each separate performance obligation. ASU 2014-09 is effective for the Company beginning January 1, 2018 and, at that time, the Company may adopt the new standard under the full retrospective approach or the modified retrospective approach. Early adoption is not permitted. The Company is currently evaluating the method and impact the adoption of ASU 2014-09 will have on the Company's financial statements and disclosures.

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ACCESS DATA CONSULTING CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 and 2013

1. Organization and summary of significant accounting policies (continued)

In August 2014, the FASB issued ASU No. 2014-15, Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern ("ASU 2014-15"). ASU 2014-15 will explicitly require management to assess an entity's ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. The new standard will be effective for all entities in the first annual period ending after December 15, 2016. Earlier adoption is permitted. We are currently evaluating the impact of the adoption of ASU 2014-15.

2. Leases

At December 31, 2014, the Company had commitments under non-cancelable operating lease agreements for office space in Greenwood Village, Colorado and Colorado Springs, Colorado. In connection with the lease agreements, the Company has security deposits with the lessors totaling $18,085.

Future minimum rental commitments due under the leases are as follows:

For the year ending December 31,
2015	$106,644
2016	141,085
2017	143,865
2018	146,645
2019	149,425
2020	37,530
Total future minimum rentals	$725,194

Rent expense under operating lease agreements for the years ended December 31, 2014 and 2013 amounted to $150,788 and $120,414, respectively.

3. Employee savings plan

Beginning in 1999, the Company has maintained a 401(k) retirement savings plan ("the Plan") pursuant to which eligible employees may defer compensation for income tax purposes. Participation in the Plan is available to full-time employees who meet eligibility requirements. Eligible employees may contribute up to 90% of their base salary, subject to certain limitations. Company discretionary matching contributions to the Plan may be made as described in the Plan documents. For the years ended December 31, 2014 and 2013, respectively, the Company contributed $96,401 and $93,526 to the Plan, of which $2,290 and $23,470 were contributed out of existing forfeiture balances in the Plan.

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ACCESS DATA CONSULTING CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 and 2013

4. Subsequent events

On January 24, 2015, the Company settled a lawsuit brought against two former sales executives of the Company for breaches of his duty of loyalty to the Company and engaging in unfair competition. The former sales executives have agreed to pay the Company $350,000 with $50,000 paid on March 1, 2015 and the remainder due $13,161 per month, including interest at the rate of 5%, for 24 months commencing April 1, 2015.

During 2015, the Company made distributions to its owners totaling $5,093,774.

On October 4, 2015, the Company's shareholders entered into a stock sale agreement with General Employment Enterprises, Inc. ("GEE"). Pursuant to the terms of the agreement, the Company's shareholders sold 100% of the outstanding stock of the Company for $13,000,000 plus or minus a net working capital adjustment, as defined in the agreement. At closing the shareholders received $7,000,000 in cash, a $3,000,000 note, $2,000,000 in common stock of GEE and $1,000,000 to be paid in cash in 90 days. An additional $2,000,000 earnout payment may be received upon the satisfaction of certain earnout provisions for the fiscal year ended September 30, 2016.

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